                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 16, 2000


                               SHOPKO STORES, INC.
             (Exact name of registrant as specified in its Charter)

                         Commission file number 1-10876
                                                -------


   Wisconsin                                41-0985054
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 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

   700 Pilgrim Way, Green Bay, Wisconsin                     54304
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code     (920) 429-2211
                                                  ------------------------------

Former name, former address and former fiscal year, if changed since last report:

  N/A
--------------------------------------------------------------------------------





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
Item 2. Acquisition or Disposition of Assets.

On June 16, 2000, the Company completed the sale of its 11,710,000 shares of ProVantage Health Services, Inc. ("ProVantage") common stock for approximately $143.4 million in cash on a pre-tax basis, or $12.25 per share. The sale was made pursuant to a tender offer to purchase all of the outstanding shares of common stock of ProVantage at $12.25 per share in cash by Merck & Co., Inc. ("Merck") and PV Acquisition Corp., an indirect wholly-owned subsidiary of Merck. The purchase price was determined in negotiations with Merck.

Item 5. Other Events

On June 23, 2000, the Company issued a press release (the "June 23, 2000 Press Release") announcing that the Company's Senior Vice President, Chief Financial Officer, Paul H. Freischlag, Jr., had resigned. Mr. Freischlag agreed to stay with the Company through July 28, 2000. The foregoing description of the June 23, 2000 Press Release is qualified in its entirety by reference to the text of the June 23, 2000 Press Release which is attached as an exhibit hereto and which is incorporated herein by reference.

On June 28, 2000, the Company issued a press release (the "June 28, 2000 Press Release") concerning expected future financial results of the Company. The text of the June 28, 2000 Press Release is attached as an exhibit hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(a)     Financial statements of businesses acquired

        Not applicable.












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

(b)     Pro forma financial information

        The following unaudited pro forma condensed consolidated financial information of the Company are filed as part of this report and incorporated herein by reference:


                                                                          Page
                                                                          ----


              Unaudited Pro Forma Condensed Consolidated Balance            5
              Sheet at April 29, 2000

              Unaudited Pro Forma Condensed Consolidated Statement          6
              of Earnings for the 13 weeks ended April 29, 2000

              Unaudited Pro Forma Condensed Consolidated Statement          7
              Of Earnings for the fiscal year ended January 29, 2000

              Notes to Unaudited Pro Forma Condensed Consolidated           8
              Financial Statements

(c)     Exhibits:

        2.1 Agreement and Plan of Merger among Merck & Co., Inc., PV Acquisition Corp. and ProVantage Health Services, Inc., dated as of May 4, 2000 (incorporated by reference to the Company's Current Report on Form 8-K dated May 4, 2000).

        27.1 Restated Financial Data Schedule (fiscal year ended January 29,
             2000).

        27.2 Restated Financial Data Schedule (third quarter ended October 30,
             1999).

        27.3 Restated Financial Data Schedule (second quarter ended July 31,
             1999).

        27.4 Restated Financial Data Schedule (first quarter ended May 2, 1998).

        99.1 Restated Statement of Earnings by fiscal quarter for fiscal year ended January 29, 2000.

        99.2 Restated Statement of Earnings by fiscal quarter for fiscal year ended January 30, 1999.

        99.3 Press Release dated June 23, 2000.

        99.4 Press Release dated June 28, 2000.




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

           INTRODUCTION TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                  INFORMATION


The following unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of April 29, 2000 gives effect to the sale of 11,710,000 shares of common stock of ProVantage Health Services, Inc. ("ProVantage") pursuant to a tender offer by Merck & Co., Inc. and its indirect wholly-owned subsidiary PV Acquisition Corp. for all of ProVantage's common stock as if it had occurred on April 29, 2000. The unaudited Pro Forma Condensed Consolidated Statements of Earnings for the fiscal year ended January 29, 2000 and the 13 weeks ended April 29, 2000 present operating results of the Company as if the sale of ProVantage had occurred on January 31, 1999. The pro forma adjustments are based upon available information and certain assumptions that management of the Company believes are reasonable in the circumstances. The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with financial information pertaining to the Company included in the Annual Report on Form 10-K for the fiscal year ended January 29, 2000 and the Quarterly Report on Form 10-Q for the period ended April 29, 2000. The Pro Forma Condensed Consolidated Financial Statements are not intended to be indicative of the consolidated results of operations or financial position of the Company that would have been reported if the sale had occurred at the dates indicated or of the consolidated results of future operations or of future financial position.
















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

ShopKo Stores, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet
(In thousands; unaudited)

                                                                         April 29, 2000
                                                   ------------------------------------------------------------
                                                                            Pro Forma
ASSETS                                               Historical            Adjustments            Pro Forma
---------------------------------------------------------------------------------------------------------------
Current assets:
  Cash and cash equivalents                     $           12,037     $                     $          12,037
  Receivables, less allowance for losses                    48,235                                      48,235
  Merchandise inventories                                  728,375                                     728,375
  Other current assets                                      18,058                                      18,058
  Net assets of discontinued operations                    122,460             (122,460) a                   -
                                                   ----------------      ----------------       ---------------
     Total current assets                                  929,165             (122,460)               806,705
Other assets and deferred charges                           18,631                                      18,631
Intangible assets - net                                    201,986                                     201,986
Property and equipment at cost:
  Land                                                     137,338                                     137,338
  Buildings                                                625,441                                     625,441
  Equipment                                                522,763                                     522,763
  Leasehold improvements                                    97,259                                      97,259
  Property under construction                               13,671                                      13,671
  Property under capital leases                            118,317                                     118,317
                                                   ----------------      ----------------       ---------------
                                                         1,514,789                     -             1,514,789
Less accumulated depreciation and amortization:
  Property and equipment                                   566,946                                     566,946
  Property under capital leases                             30,818                                      30,818
                                                   ----------------      ----------------       ---------------
     Net property and equipment                            917,025                     -               917,025
                                                   ----------------      ----------------       ---------------
     Total assets                               $        2,066,807     $       (122,460)     $       1,944,347
                                                   ================      ================       ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
---------------------------------------------------------------------------------------------------------------
Current liabilities:
  Short-term debt                               $          345,500     $       (111,978) b   $         233,522
  Accounts payable - trade                                 323,375                                     323,375
  Accrued compensation and related taxes                    34,331                                      34,331
  Accrued other liabilities                                112,790                                     112,790
  Accrued income and other taxes                            21,192                                      21,192
  Current portion of long-term obligations                   6,016                                       6,016
                                                   ----------------      ----------------       ---------------
    Total current liabilities                              843,204             (111,978)               731,226
Long-term obligations                                      464,185                                     464,185
Deferred income taxes                                       63,075              (18,694) c              44,381
Shareholders' equity:
  Common stock                                                 304                                         304
  Additional paid-in capital                               381,383                                     381,383
  Retained earnings                                        334,684                28,435 d             363,119
  Less treasury stock                                     (20,028)              (20,223) e            (40,251)
                                                   ----------------      ----------------       ---------------
     Total shareholders' equity                            696,343                 8,212               704,555
                                                   ----------------      ----------------       ---------------
     Total liabilities and shareholders' equity $        2,066,807     $       (122,460)     $       1,944,347
                                                   ================      ================       ===============

See accompanying notes to unaudited pro forma condensed consolidated financial statements.



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
ShopKo Stores, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Earnings
(unaudited)

                                                                             13 Weeks Ended April 29, 2000
                                                              -------------------------------------------------------------
                                                                                     Pro Forma
(In thousands, except per share data)                           Historical          Adjustments               Pro Forma
                                                              ---------------      ---------------          ---------------

Revenues:
  Net sales                                                 $        749,591     $                        $        749,591
  Licensed department rentals and other income                         3,085                                         3,085
                                                              ---------------      ---------------          ---------------
                                                                     752,676                    -                  752,676
Costs and expenses:
  Cost of sales                                                      557,783                                       557,783
  Selling, general and administrative expenses                       155,276                                       155,276
  Special charges                                                      1,240                                         1,240
  Depreciation and amortization expenses                              22,009                                        22,009
                                                              ---------------      ---------------          ---------------
                                                                     736,308                    -                  736,308

Income from operations                                                16,368                    -                   16,368
Interest expense - net                                                14,583              (1,661) f                 12,922
                                                              ---------------      ---------------          ---------------

Earnings from continuing operations before income taxes                1,785                1,661                    3,446
Provision for income taxes                                             1,223                  652 f                  1,875
                                                              ---------------      ---------------          ---------------

Earnings from continuing operations                         $            562     $          1,009         $          1,571
                                                              ===============      ===============          ===============

Earnings per share of common stock from continuing
   operations:
   Basic                                                    $           0.02                              $           0.06
   Diluted                                                              0.02                                          0.05

Weighted average number of common
      shares outstanding                                              29,585              (1,088) e                 28,497

Adjusted weighted average number of common
      shares outstanding                                              29,685              (1,088) e                 28,597

See accompanying notes to unaudited pro forma condensed consolidated financial statements.








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
ShopKo Stores, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Earnings
(unaudited)

                                                                       52 Weeks Ended January 29, 2000
                                                           -----------------------------------------------------------
                                                                                Pro Forma
(In thousands, except per share data)                       Historical         Adjustments               Pro Forma
                                                         ---------------      -------------           --------------
Revenues:
  Net sales                                             $      3,898,090     $    (850,020) g       $      3,048,070
  Licensed department rentals and other income                    13,856              (264) g                 13,592
                                                          ---------------      -------------           --------------
                                                               3,911,946          (850,284)                3,061,662
Costs and expenses:
  Cost of sales                                                3,047,930          (789,939) g              2,257,991
  Selling, general and administrative expenses                   601,157           (32,937) g                568,220
  Special charges                                                  8,068                                       8,068
  Depreciation and amortization expenses                          84,438            (9,024) g                 75,414
                                                          ---------------      -------------           --------------
                                                               3,741,593          (831,900)                2,909,693
Income from operations                                           170,353           (18,384)                  151,969
Interest expense - net                                          (46,894)            (1,213) g
                                                                                      6,117 f               (41,990)
Gain on sale of ProVantage stock                                  56,760           (56,760) h                     -
                                                          ---------------      -------------           --------------

Earnings from continuing operations before income
  taxes                                                          180,219           (70,240)                  109,979
Provision for income taxes                                        71,800            (8,335) g
                                                                                      2,403 f
                                                                                   (22,295) h                 43,573
                                                          ---------------      -------------           --------------

Earnings from continuing operations                     $        108,419     $     (42,013)          $        66,406
                                                          ===============      =============           ==============

Earnings per share of common stock from continuing
   operations:
   Basic                                                $           3.84                             $          2.45
   Diluted                                                          3.79                                        2.41

Weighted average number of common
      shares outstanding                                          28,237            (1,088) e                 27,149

Adjusted weighted average number of common
      shares outstanding                                          28,595            (1,088) e                 27,507

See accompanying notes to unaudited pro forma condensed consolidated financial statements.







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                      ShopKo Stores, Inc. and Subsidiaries

         Notes to Pro Forma Condensed Consolidated Financial Statements

                                   (Unaudited)

The accompanying Pro Forma Condensed Consolidated Financial Statements give effect to the following pro forma adjustments necessary to reflect the sale of ProVantage as if the transaction occurred at the dates indicated in the introduction:

(a)  Represents the elimination of the net assets of ProVantage.

(b) Represents cash proceeds from sale of ProVantage of $143.4 million, net of transaction costs of $2.0 million, repayment of intercompany payable to the Company of $27.9 million, repurchase of ShopKo stock of $20.2 million and payment of income taxes related to the gain on the sale of ProVantage of $37.1 million. The net proceeds were used to reduce short-term debt.

(c) Represents payment of deferred taxes resulting from sale of ProVantage stock in July 1999.

(d)  Represents gain on sale of ProVantage, net of taxes.

(e)  Represents repurchase of ShopKo stock.

(f) Represents interest savings and related tax expense resulting from the assumed repayment of debt from available proceeds.

(g) Represents the elimination of revenues and expenses for ProVantage for the period.

(h) Represents elimination of gain and income taxes on sale of ProVantage stock in July 1999.






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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                SHOPKO STORES, INC. (Registrant)


Date: June 29, 2000       By:   /s/ Richard D. Schepp
                                --------------------------------------------
                                Richard D. Schepp
                                Senior Vice President General Counsel and
                                Secretary
                                (Duly Authorized Officer of Registrant)


Date: June 29, 2000       By:   /s/ Jeffery R. Simons
                                --------------------------------------------
                                Jeffery R. Simons
                                Vice President and Controller
                                (Chief Accounting Officer and Duly
                                Authorized Officer of Registrant)










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
                                  EXHIBIT INDEX

Exhibit
Number                     Exhibit
------                     -------

   2.1 Agreement and Plan of Merger among Merck & Co., Inc., PV Acquisition Corp. and ProVantage Health Services, Inc. dated as of May 4, 2000 (incorporated by reference to the Company's Current Report on Form 8-K dated May 4, 2000).

   27.1 Restated Financial Data Schedule (fiscal year ended January 29, 2000).

   27.2 Restated Financial Data Schedule (third quarter ended October 30, 1999).

   27.3 Restated Financial Data Schedule (second quarter ended July 31, 1999).

   27.4 Restated Financial Data Schedule (first quarter ended May 2, 1998).

   99.1 Restated Statement of Earnings by fiscal quarter for fiscal year ended January 29, 2000.

   99.2 Restated Statement of Earnings by fiscal quarter for fiscal year ended January 30, 1999.

   99.3 Press Release dated June 23, 2000.

   99.4 Press Release dated June 28, 2000.










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